                                                                    EXHIBIT 4.1

                                 [AETHER LOGO]

       NUMBER                                                     SHARES

AS

COMMON STOCK                AETHER SYSTEMS, INC.              CUSIP 00808V 10 5
PAR VALUE $.01                                       SEE REVERSE FOR CERTAIN DEFINITIONS


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY


This Certifies that







is the owner of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                              AETHER SYSTEMS, INC.

(the "Corporation"), a Delaware corporation. The Shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

       [SIG               [SEAL]         [SIG]
             Secretary                     Chairman and Chief Executive Officer

Countersigned and Registered:

                        BANKBOSTON, N.A.

By            [SIG]                      Transfer Agent
                                         and Registrar,

                                         Authorized Signature


BANKNOTE CORP. OF AMERICA - WALL STREET - BROWNS SUMMIT - Aether Systems - 1-909D49-942- PROOF #310/1/99- CKM/MLM

                              AETHER SYSTEMS, INC.

        The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, limitations and relative, participating, optional or other special rights of the shares of each class authorized to be issued, the qualifications, limitations and restrictions of such preferences and rights, the variations in the relative rights and preferences between shares of any series of any authorized preferred class so far as they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any such preferred class.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                UNIF GIFT MIN ACT--......CUSTODIAN.......
TEN ENT  -  as tenants by the entireties                           (Cust)         (Minor)
JT TEN   -  as joint tenants with right                            under Uniform Gifts to Minors
            of survivorship and not as                             Act..........................
            tenants in common                                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received,__________________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------
/                                /
----------------------------------


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                       shares
----------------------------------------------------------------------
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
----------------------------------------------------------------------
to transfer the said shares on the books to the within-named Corporation with full power of substitution in the premises.


DATED
     ------------------------------------

                                      ----------------------------------------
                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of the the Certificate, in every particular, without alteration or enlargement or any change whatever.




BANKNOTE CORP. OF AMERICA WALL ST. 1-909049-942 AETHER SYSTEMS Proof #2 10/1/99 GAC/MLM